As filed with the Securities and Exchange Commission on July 20, 2020

Registration No. 333-234283

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Lennox International Inc.

(Exact name of registrant as specified in its charter)

Delaware	42-0991521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2140 Lake Park Boulevard

Richardson, Texas 75080

(972) 497-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John D. Torres

Executive Vice President, Chief Legal Officer and Secretary

Lennox International Inc.

2140 Lake Park Boulevard

Richardson, Texas 75080

(972) 497-5000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

James E. O’Bannon

Jones Day

2727 North Harwood Street

Dallas, Texas 75201

(214) 220-3939

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Debt Securities
Guarantees of Debt Securities(3)
Common Stock, $0.01 par value per share
Preferred Stock, $0.01 par value per share
Warrants
Depositary Shares
Units

(1)

There is being registered hereunder such indeterminate number or amount of debt securities, guarantees of debt securities, common stock, preferred stock, warrants, depositary shares and units of Lennox International Inc. as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable anti-dilution provisions.

(2)	In accordance with Rule 456(b) and Rule 457(r), the registrant is deferring payment of the registration fee required in connection with this Registration Statement.
(3)

No separate consideration will be received for the guarantees of the debt securities being registered. In accordance with Rule 457(n) under the Securities Act, no registration fee is payable with respect to the guarantees. See the following page for a table of guarantor registrants.

TABLE OF GUARANTOR REGISTRANTS

Exact name of guarantor as specified in its charter*	State or other jurisdiction of formation	I.R.S. employer identification number
Advanced Distributor Products LLC	Delaware	58-2597016
Allied Air Enterprises LLC	Delaware	58-2530793
Heatcraft Inc.	Delaware	61-1661327
Heatcraft Refrigeration Products LLC	Delaware	58-2597017
Lennox Global LLC	Delaware	75-2600663
Lennox Industries Inc.	Delaware	42-0377110
Lennox National Account Services LLC	Florida	76-0774239
LGL Australia (US) Inc.	Delaware	75-2820894
LGL Europe Holding Co.	Delaware	75-2614058
Lennox Switzerland GmbH	Switzerland	—

*

The address for each of the additional registrants is c/o Lennox International Inc., 2140 Lake Park Boulevard, Richardson, Texas 75080, telephone: (972) 497-5000. The name and address, including zip code, of the agent for service for each additional registrant is John D. Torres, Executive Vice President, Chief Legal Officer and Secretary, Lennox International Inc., 2140 Lake Park Boulevard, Richardson, Texas 75080, telephone: (972) 497-5000.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-234283) of Lennox International Inc. is being filed solely to (i) add Lennox Switzerland GmbH (the “New Guarantor Registrant”), a Swiss limited liability company and a wholly owned subsidiary of Lennox International Inc. as a co-registrant to the Registration Statement to allow the New Guarantor Registrant to guarantee debt securities covered by the Registration Statement, (ii) update the information in Part II with respect to the addition of the New Guarantor Registrant and (iii) file certain additional exhibits to the Registration Statement. With the exception of the foregoing, no changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing. This Post-Effective Amendment No. 1 shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. Other Expenses of Issuance and Distribution

The following table shows the costs and expenses, other than underwriting fees and commissions, payable in connection with the issuance and distribution of the securities being registered. All of the amounts shown are estimates.

Securities and Exchange Commission registration fee	$(1)
Accounting fees and expenses	(2)
Trustee fees and expenses (including counsel fees)	(2)
Legal fees and expenses	(2)
Printing fees	(2)
Rating Agency fees	(2)
Miscellaneous	(2)
Total	$(2)

(1)	In accordance with Rules 456(b) and 457(r), we are deferring payment of all of the registration fee.
(2)

The actual amounts of fees and expenses will be determined from time to time. As the amount of the debt securities to be issued and distributed pursuant to this registration statement is indeterminate, the fees and expenses of any such issuance cannot be determined or estimated at this time.

ITEM 15. Indemnification of Directors and Officers

Switzerland

Under Swiss corporate law, an indemnification by the company of a director or a member of the executive management in relation to potential personal liability resulting from a breach of their duties is considered to be permissible provided that the director or the member of the executive management has not intentionally or gross negligently violated his or her duties. The articles of incorporation of a company may contain a provision regarding such indemnification setting forth that the company shall indemnify and hold harmless its directors and executive managers to the extent permitted by law. Moreover, Swiss statutory law explicitly provides that the general meeting of the quotaholders may discharge the directors and members of the executive management from liability resulting from actions taken during the past financial year. The meeting of the quotaholders thereby waives its right to assert claims for liability to cover damages of the company. However, such discharge is only effective for disclosed facts and only against the company and those quotaholders who approved the discharge or who have since acquired their quotas in full knowledge of the discharge. Furthermore, Swiss law permits that a director or a member of the executive management is insured against personal liability due to a breach of their duties. The insurance may be entered into and paid for by the company and may cover not only slight negligence but also a grossly negligent breach of duties.

Lennox Switzerland GmbH

Lennox Switzerland GmbH’s articles of incorporation (dated 27 March 2020) do not contain any provision with regard to indemnification of the managing directors.

ITEM 16. Exhibits

Exhibit Number	Description of Exhibit
5.1*	Opinion of Schellenberg Wittmer Ltd.

23.1*	Consent of Schellenberg Wittmer Ltd (included in Exhibit 5.1).

23.2*	Consent of KPMG LLP.

*	Filed herewith.

ITEM 17. Undertakings

(a)	Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2)

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)

Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)

That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lennox International Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

LENNOX INTERNATIONAL INC.

By:	*
Todd M. Bluedorn
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Todd M. Bluedorn	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

* Todd J. Teske	Lead Director	July 20, 2020

* Sherry L. Buck	Director	July 20, 2020

* Janet K. Cooper	Director	July 20, 2020

* John E. Major	Director	July 20, 2020

* Max H. Mitchell	Director	July 20, 2020

* John W. Norris, III	Director	July 20, 2020

* Karen H. Quintos	Director	July 20, 2020

* Kim K.W. Rucker	Director	July 20, 2020

SIGNATURE	TITLE	DATE

Shane D. Wall	Director
* Gregory T. Swienton	Director	July 20, 2020

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

ADVANCED DISTRIBUTOR PRODUCTS LLC

Pursuant to the requirements of the Securities Act of 1933, Advanced Distributor Products LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

ADVANCED DISTRIBUTOR PRODUCTS LLC

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Douglas L. Young	President (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

HEATCRAFT INC.	Sole Member	July 20, 2020

By:	*
Sarah W. Braley
Assistant Secretary

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated members or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

ALLIED AIR ENTERPRISES LLC

Pursuant to the requirements of the Securities Act of 1933, Allied Air Enterprises LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

ALLIED AIR ENTERPRISES LLC

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Douglas L. Young	President and Chief Operating Officer (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

LENNOX INDUSTRIES INC.	Sole Member	July 20, 2020

By:	*
Sarah W. Braley
Assistant Secretary

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated members or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

HEATCRAFT INC.

Pursuant to the requirements of the Securities Act of 1933, Heatcraft Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

HEATCRAFT INC.

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Gary S. Bedard	President and Chief Operating Officer and Director (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

* Todd M. Bluedorn	Director	July 20, 2020

/s/ John D. Torres John D. Torres	Director	July 20, 2020

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

HEATCRAFT REFRIGERATION PRODUCTS LLC

Pursuant to the requirements of the Securities Act of 1933, Heatcraft Refrigeration Products LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

HEATCRAFT REFRIGERATION PRODUCTS LLC

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Gary S. Bedard	President (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

HEATCRAFT INC.	Sole Member	July 20, 2020

By:	*
Sarah W. Braley
Assistant Secretary

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated members or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

LENNOX GLOBAL LLC

Pursuant to the requirements of the Securities Act of 1933, Lennox Global LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

LENNOX GLOBAL LLC

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Elliot S. Zimmer Elliot S. Zimmer	President and Chief Operating Officer— Commercial Heating and Cooling (Principal Executive Officer)	July 20, 2020

* Gary S. Bedard	President and Chief Operating Officer— Refrigeration (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

LENNOX INDUSTRIES INC.	Sole Member	July 20, 2020

By:	*
Sarah W. Braley
Assistant Secretary

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated members or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

LENNOX INDUSTRIES INC.

Pursuant to the requirements of the Securities Act of 1933, Lennox Industries Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

LENNOX INDUSTRIES INC.

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Elliot S. Zimmer Elliot S. Zimmer	President and Chief Operating Officer— Commercial Heating and Cooling and Director (Principal Executive Officer)	July 20, 2020

* Douglas L. Young	President and Chief Operating Officer— Residential Heating and Cooling and Director (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

* Todd M. Bluedorn	Director	July 20, 2020

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

LENNOX NATIONAL ACCOUNT SERVICES LLC

Pursuant to the requirements of the Securities Act of 1933, Lennox National Account Services LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

LENNOX NATIONAL ACCOUNT SERVICES LLC

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Elliot S. Zimmer Elliot S. Zimmer	President and Chief Operating Officer— Commercial Heating and Cooling (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

LENNOX INDUSTRIES INC.	Sole Member	July 20, 2020

By:	*
Sarah W. Braley
Assistant Secretary

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated members or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

LGL AUSTRALIA (US) INC.

Pursuant to the requirements of the Securities Act of 1933, LGL Australia (US) Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

LGL AUSTRALIA (US) INC.

By:	*
Gary S. Bedard
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Gary S. Bedard	President and Chief Operating Officer and Director (Principal Executive Officer)	July 20, 2020

* Mark J. Piccirillo	Vice President, Finance (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

* Todd M. Bluedorn	Director	July 20, 2020

/s/ John D. Torres John D. Torres	Director	July 20, 2020

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

LGL EUROPE HOLDING CO.

Pursuant to the requirements of the Securities Act of 1933, LGL Europe Holding Co. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

LGL EUROPE HOLDING CO.

By:	*
Joseph W. Reitmeier
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

* Gary S. Bedard	President and Chief Operating Officer and Director (Principal Executive Officer)	July 20, 2020

* Joseph W. Reitmeier	Chief Financial Officer (Principal Financial Officer)	July 20, 2020

* Chris A. Kosel	Vice President, Chief Accounting Officer (Principal Accounting Officer)	July 20, 2020

* Todd M. Bluedorn	Director	July 20, 2020

/s/ John D. Torres John D. Torres	Director	July 20, 2020

*

The undersigned, by signing his name hereto, does hereby sign this registration statement on behalf of each of the above-indicated directors or officers of the registrant pursuant to powers of attorney executed by such directors or officers.

By:	/s/ John D. Torres
John D. Torres
Attorney-in-Fact

LENNOX SWITZERLAND GMBH

Pursuant to the requirements of the Securities Act of 1933, Lennox Switzerland GmbH certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on July 20, 2020.

Lennox Switzerland GmbH
By:	/s/ Sarah Wood Braley
Sarah Wood Braley
President of the Management

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Todd M. Bluedorn, Joseph W. Reitmeier and John D. Torres, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the registration statement, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, it being understood that said attorneys-in-fact and agents, and each of them, shall have full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person and that each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Sarah Wood Braley Sarah Wood Braley	President of the Management	July 20, 2020

/s/ Theresa A. McCray Theresa A. McCray	Manager	July 20, 2020

/s/ Martina Edwards Martina Edwards	Manager	July 20, 2020

/s/ Vadim Neumann Vadim Neumann	Manager	July 20, 2020